UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: April 12, 2017

Mansfield-Martin Exploration Mining, Inc.
(Exact name of small business issuer as specified in its charter)

Commission File Number: 000-54770

Nevada	45-0704149
(State of incorporation)	(IRS Employer ID Number)

1137 Highway 80 East, PO Box 1218,Tombstone AZ 86638
(Address of principal executive offices) (Zip Code)

(520) 457-8404
(Registrant’s telephone number)

Check the appropriate box below if the Form 8!K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ]	Soliciting material pursuant to Rule 14a!12 under the Exchange Act (17 CFR 240.14a!12)

[ ]	Pre!commencement communications pursuant to Rule 14d!2(b) under the Exchange Act (17 CFR 240.14d!2(b))

[ ]	Pre!commencement communications pursuant to Rule 13e!4(c) under the Exchange Act (17 CFR 240.13e!4(c))

Item 4.01 - Changes in Registrant’s Certifying Accountant.

1. Previous Independent Registered Public Accounting Firm.

On April 12, 2017, the Board of Directors of Mansfield-Martin Exploration Mining, Inc. (MMEM or Company), as a result of a pending change in control and change in officers and directors, elected to dismiss its independent registered public accounting firm, L&L CPA’s PA (L&L) of Cornelius NC.  The reports of L&L on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except as to a going concern qualification.  During the fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through April 12, 2017, there were no (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S‑K) with L&L on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to L&L’s satisfaction, would have caused L&L to make reference to the subject matter thereof in its reports for such fiscal years and interim period, or (ii) “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S‑K.

The Company provided L&L with a copy of the disclosures made in this Current Report on Form 8‑K and requested that L&L furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein and, if not, stating the respects in which it does not agree.  A copy of the letter furnished by L&L is attached as Exhibit 16.1 hereto.

2. New Independent Registered Public Accounting Firm.

On April 12, 2017, the Company’s Board of Directors elected to engage David S. Friedkin, CPA of River Vale, NJ (Friedkin) as its new independent certified public accounting firm to audit the Company’s financial statements for the fiscal year ended December 31, 2016.

During the fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through April 12, 2017, neither the Company nor anyone on its behalf consulted with Friedkin regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Friedkin concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S‑K) or a “reportable event” (as that term is described in Item 304(a)(1)(v) of Regulation S‑K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

16.1 Letter from L&L CPAS, PLLC dated April 13, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Mansfield-Martin Exploration Mining, Inc.

Dated: April 12, 2017	By: /s/ J. T. Bauska
J. T. Bauska
President, Chairman and
Chief Executive Officer

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